UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 30, 2011
KeyCorp
(Exact name of registrant as specified in charter)
001-11302
(Commission File Number)

OHIO (State or other jurisdiction of incorporation)	34-6542451 (I.R.S. Employer Identification No.)
127 Public Square
Cleveland, Ohio 44114-1306
(Address of principal executive offices and zip code)
(216) 689-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8 — Other Events
Item 8.01 Other Events
     On March 30, 2011, KeyCorp issued a press release announcing completion of its repurchase of the $2.5 billion of the Fixed-Rate Cumulative Perpetual Preferred Stock, Series B issued to the U.S. Treasury under the TARP Capital Purchase Program. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1	Press Release, dated March 30, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP
(Registrant)

Date: March 30, 2011	By:	/s/ Steven N. Bulloch
Steven N. Bulloch Assistant Secretary